UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2012

Sequential Brands Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-16075	86-0449546
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1212 S. Flower Street, 5th Floor, Los Angeles, CA 90015

(Address of Principal Executive Offices/Zip Code)

(213) 745-2123

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

On March 23, 2012, the Company filed a Certificate of Ownership and Merger with the Secretary of State of the state of Delaware which merged Sequential Brands Group, Inc., a wholly-owned subsidiary of the Company, with and into the Company. As a result of the merger, the Company’s corporate named changed from People’s Liberation, Inc. to Sequential Brands Group, Inc.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit

Number	Description

3(i)	Certificate of Ownership and Merger merging Sequential Brands Group, Inc. with and into People’s Liberation, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLE’S LIBERATION, INC.

Date: March 28, 2012	By:	/s/ Colin Dyne
Colin Dyne, Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number	Description

3(i)	Certificate of Ownership and Merger merging Sequential Brands Group, Inc. with and into People’s Liberation, Inc.